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                                 AMENDMENT NO. 1
                                       TO
                             SHAREHOLDERS' AGREEMENT

         THIS AMENDMENT NO. 1 (this "Amendment"), dated as of February 11, 2000, to the Shareholders' Agreement, dated as of January 7, 2000 (the "Agreement"), is made by and among HealthAxis.com, Inc., a Pennsylvania corporation (the "Company"), UICI, a Delaware corporation ("UICI"), HealthAxis, Inc., (formerly Provident American Corporation), a Pennsylvania corporation ("Provident"), and Michael Ashker.

         WHEREAS, concurrently with the execution of this Amendment, UICI, Michael Ashker, Edward W. LeBaron, Jr. and Dennis B. Maloney are entering into a Voting Trust Agreement (the "Voting Trust Agreement") pursuant to which UICI is depositing 10,103,207 shares of common stock, no par value, of the Company; and

         WHEREAS, as a result of the execution of the Voting Trust Agreement, the parties desire to amend the Agreement to reflect the intent of the parties with respect to the shares deposited under the Voting Trust Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

1. Section 2(a) of the Agreement is hereby amended by adding the following proviso a the end of the last sentence thereof:

   "; provided, however, that UICI shall have no obligation to vote or cause the vote of any shares of stock of the Company Beneficially Owned by it which shares are subject to the terms of that certain Voting Trust Agreement, dated as of February 11, 2000 among UICI and Michael Ashker, Edward W. LeBaron, Jr. and Dennis B. Maloney, as trustees thereunder"

2. Capitalized terms used in this Amendment but not specifically defined herein shall have the meanings ascribed thereto in the Agreement.

3. Except as otherwise specifically modified hereby, the Agreement shall remain in full force and effect.

4. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

5. This Amendment may be executed in any number of counterparts, each of which may be deemed an original and all of which together shall constitute one and the same instrument.

                                    * * * * *
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        HEALTHAXIS.COM, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:



                                        UICI


                                        By: ____________________________________
                                            Name:
                                            Title:



                                        HEALTHAXIS, INC.


                                        By: ____________________________________
                                            Name:
                                            Title:



                                        ________________________________________
                                        Michael Ashker